Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [x]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ' 240.14a-11(c) or ' 240.14a-12

                         REGAL INTERNATIONAL, INC.
                         -------------------------
             (Name of Registrant as Specified In Its Charter)

                         REGAL INTERNATIONAL, INC.
                         -------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

                             APPOINTMENT OF PROXY

                          REGAL INTERNATIONAL, INC.
             Special Meeting of Stockholders -- March 4, 1997

  The undersigned hereby appoints_____________ and ____________and each of them (with full power to act without the other), the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of REGAL INTERNATIONAL, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") of REGAL INTERNATIONAL, INC., to be held at ___________________________, on March 4, 1997, at the hour of 10:00 a.m., local time.

1. FOR [ ] WITHHOLD [ ] ratification of the acquisition of Westronix Limited by the Company.

2. FOR [ ] WITHHOLD [ ] one or more amendments to the Certificates of Incorporation to increase the authorized number of shares of Common stock up to 1,100,000,000.

3. FOR [ ] WITHHOLD [ ] amendments to the Article Fourth, Fifth, Sixth, Seventh and Tenth of the Company's Certificate of Incorporation.

4.  FOR [  ]  WITHHOLD [  ] reverse split of common stock of the Company.

5.  FOR [  ]  WITHHOLD [  ] adoption of restated and amended  Bylaws of the
Company.

6.  FOR [  ]  WITHHOLD [  ] adoption of 1997 Incentive Stock Option plan.

7. Upon all such other matters that may promptly be brought before such Meeting, as to which the undersigned hereby confers discretionary authority upon said proxies.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR (1) [ ] THE RATIFICATION OF THE ACQUISITION OF WESTRONIX LIMITED (2) [ ] ONE OR MORE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION (3) [ ] AMENDMENTS TO ARTICLE FOURTH, FIFTH, SIXTH, SEVENTH AND TENTH OF THE CERTIFICATE OF INCORPORATION (4) [ ] THE REVERSE SPLIT OF COMMON STOCK, (5) [ ], ADOPTION OF RESTATED AND AMENDED BYLAWS, (6) [ ], ADOPTION OF 1997 INCENTIVE STOCK OPTION PLAN , OR, IF A CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

  All other proxies heretofore given by the undersigned to vote shares of stock of REGAL INTERNATIONAL, INC. which the undersigned would be entitled to vote if personally present at said Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

  NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.


                                      -------------------------------
                                      (Date)

                                      -------------------------------
                                      (Signature)

                                      -------------------------------
                                      (Signature)

                          REGAL INTERNATIONAL, INC.
                           52/F Bank of China Tower
                           1 Garden Road, Hong Kong
                        ------------------------------
                           NOTICE OF SPECIAL MEETING
                        ------------------------------

                                    To Be Held

                                   March 4, 1997

NOTICE IS HEREBY GIVEN, in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, that a special meeting of the stockholders (the "Meeting") of REGAL INTERNATIONAL, INC., a Delaware corporation (the "Company"), whose principal executive offices are located at 52/F Bank of China Tower, 1 Garden Road, Hong Kong, will be held as follows:

Place:                       _________________, Los Angeles, California

Date:                        March 4, 1997

Time:                        10:00 a.m.

The purpose of the Meeting is as follows:


1.  To ratify the acquisition of Westronix Limited by the Company.

2. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock up to 1,100,000,000 shares, of par value $0.01 per share.

3.  To amend the Company's Certificate of Incorporation (i) Article Fourth
(D)(7), to provide that the Company may remove directors or adopt, repeal or amend bylaws by a meeting of the shareholders or a written consent by shareholders holding a majority of the voting shares; (ii) Article Fifth to provide that the number of directors shall not be less than three, and to remove the classification of the board of directors; (iii) Article Sixth to provide that the affirmative vote of the majority of voting shares is sufficient for the amendment or adoption of bylaws; (iv) Article Seventh to remove the requirement of 80% shareholders' vote for certain transactions and to provide that the affirmative vote of the majority of voting shares is sufficient to approve those certain transactions listed in Article Seventh; and Article Tenth to remove the requirement of 80% shareholders' vote to amend Article Fourth, Paragraph D (7) and (8), Article Fifth, Sixth, Seventh and Tenth, and to provide that the affirmative vote of the majority of voting shares is sufficient to approve amendments to those provisions of the Company's Certificate of Incorporation.

4.  To undertake a 138 to 1 reverse split of the Company's Common Stock

5.  To adopt restated and amended Bylaws of the Company.

6.  To adopt a 1997 Incentive Stock Option Plan.

7.  All such other matters as may be brought before such Meeting.

The Board of Directors has fixed the close of business on January 27, 1997 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

Shares can be voted at the Meeting only if the record holder thereof is present at the Meeting or represented by proxy. To ensure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope.
 The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

February 3, 1997             By Order of The Board of Directors

                          REGAL INTERNATIONAL, INC.
                           52/F Bank of China Tower
                           1 Garden Road, Hong Kong

                                PROXY STATEMENT

	Mailing Date: February 3, 1997


                    -------------------------------
                    SPECIAL MEETING OF STOCKHOLDERS
                    -------------------------------

                        To Be Held March 4, 1997

General

This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (the "Common Stock"), of REGAL INTERNATIONAL, INC. (the "Company"), on behalf of the Company, in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of stockholders (the "Meeting") to be held on March 4, 1997, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. local time, on the above date, at___________________________________________ The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting and are described herein.

The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional remuneration, may solicit Appointments of Proxy, personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting of Appointments of Proxy

The persons named in the enclosed Appointment of Proxy, as proxies to represent stockholders at the Meeting, are __________and______________. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein.
 If no directions are given, that Appointment of Proxy will be voted FOR the ratification of the acquisition of Westronix Limited by the Company as further described in Proposal 1, FOR the amendment to the Company's Certificate of Incorporation increasing the authorized number of Common Stock to 1,100,000,000, as further described in Proposal 2 herein, FOR amendment to the Company's Certificate of Incorporation to amend Articles Fourth, Fifth, Sixth, Seventh and Tenth, as further described in Proposal 3 herein, FOR the amendment to the Company's Certificate of Incorporation to effect a 1-for-138 reverse stock split approved by the Board of Directors on _________, 1997, as further described in Proposal 4 herein, FOR adoption of the amended and restated Bylaws of the Company, as further described in Proposal 5 herein, FOR adoption of 1997 Incentive Stock Option Plan, as further described in Proposal 6 herein. On any other matters that may come before the Meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

An Appointment of Proxy may be revoked by the stockholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

The close of business on January 27, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only those stockholders of record, on that date, will be entitled to vote on the proposals described herein.

The voting securities of the Company are the shares of its Common Stock, of which shares were issued and outstanding as of January 27, 1997. All outstanding shares of Common Stock are entitled to one vote on each matter submitted for voting at the meeting.

 China Strategic Holdings Limited has indicated its intention to vote for the proposals to be presented at the Meeting.

Beneficial Ownership of Common Stock

Principal Stockholders, Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock, as of January 27, 1997, by each person known to the Company to own more than five percent (5%) of the Company's Common Stock and by each of the Company's current directors, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each stockholder.

                                            Amount of
Name and                                    Beneficial         Percent of
Address                                     Ownership          Class
---------                                   ----------         ----------

China Strategic Holdings Ltd. (1)           1,033,877,483      96.16%

Harlequin Investment Holdings Ltd. (2)(3)       4,452,082       0.41%

Richard N. Gray (2)(3)
Director                                        4,452,082       0.41%
Noble House, Queens Road
St. Peter Fort, Guernsey, Channel Islands

Oei Hong Leong (1)                          1,033,877,483      96.16%
Director
52/F Bank of China Tower
1 Garden Road, Hong Kong

Chung Cho Yee Mico (1)                                  0       0%
President and Director
52/F Bank of China Tower
1 Garden Road, Hong Kong

Ma Wai Man Catherine (1)                                0       0%
Director
52/F Bank of China Tower
1 Garden Road, Hong Kong

Jim G.K. Pang
Chief Financial Officer
52/F Bank of China Tower
1 Garden Road, Hong Kong                                0       0%

Martin J. Furner                                        0       0%
Director
24 Chiswick High Road
Chiswick, London W4 1TE

All Directors and Officers	                  1,038,329,565      96.57%
as a Group (6 persons)

---------------------

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

(1)	China Strategic Holdings Limited has indirect voting and investment power with respect to 993,377,483 shares issuable upon the conversion of a $30,000,000 Convertible Note held by Horler Holdings Limited, P.O. Box 71, Craigmuer Chamber, Road Town, Tortola, British Virgin Islands, a wholly owned subsidiary of China Strategic Holdings Limited.

(2) Harlequin Investment Holdings Limited has sole voting and investment power with respect to the shares of common Stock. The beneficial ownership set forth herein does not include 8,000,000 shares of Common Stock to be acquired upon an exercise of a Stock Purchase Option granted by China Strategic Holdings Limited to Harlequin Investment Holdings Limited. The percentage of beneficial ownership is based upon _______shares of Common Stock outstanding as of January 27, 1996.

(3) Harlequin Investment Holdings Limited is a wholly owned subsidiary of GHL (Senior) Pension Fund, Noble House, Queens Road, St. Peter Port, Guernsey, Channel Islands. Richard N. Gray and Overseas Trust Company Limited are trustees of GHL (Senior) Pension Fund and have the same address.
 Mr. Gray and Overseas Trust Company Limited each disclaim beneficial ownership of the shares of Common Stock.

As of January 27, 1997, there were_____shareholders of record. The percentage of beneficial ownership is based upon _____________shares of Common Stock outstanding as of January 27, 1997 and _______________ 993,377,483 shares of Common Stock issuable upon conversion of the $30,000,000 Convertible Note.


                               PROPOSAL NO. 1
            RATIFICATION OF THE ACQUISITION OF WESTRONIX LIMITED

On September 7, 1996, the Board of Directors of the Company approved the acquisition of all the issued and outstanding shares of Westronix Limited, a British Virgin Islands corporation ("Westronix"), from China Strategic Holdings Limited, a Hong Kong company ("CSH") pursuant to the terms of the Acquisition Agreement entered into on September 10, 1996. Westronix's sole asset is a 100% equity interest in China Construction Holdings, formerly China Construction International Group, a Hong Kong company ("China Construction") which owns 51% joint venture interest in Hangzhou Zhongce Huantong Development Co., Ltd. ("Hangzhou Huantong"), a Sino-foreign joint venture established in Hangzhou, Zhejiang Province, the People's Republic of China ("China") on June 23, 1993. The consideration paid by the Company consisted of a $30 million Convertible Note bearing interest at the rate of nine percent (9%) per annum after an initial six (6) month interest-free period (the "Note").

The Note is payable interest only on an annual basis, with all principal being due and payable on September 10, 1999. The principal and any unpaid interest due on the Note are convertible into shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at a conversion price of $0.0302 per share. The principal amount of the Note may be automatically reduced and adjusted downwards, if an opinion issued by an independent third party on the amount of consideration paid by the Company, states an amount which is 10% less than the consideration paid by the Company. The adjustment is a formula designed to ensure fairness of the transaction. The Board of Directors obtained a fairness opinion with respect to the transaction from the independent third party, which opinion confirmed that the acquisition of Westronix at the purchase price set forth above was fair to the Company.
The Note is secured by all assets of Westronix and its related subsidiaries.


Hangzhou Huantong is a joint venture between China Construction (51%) and Hangzhou Transportation Development Corporation (49%). Hangzhou Huantong has been established to develop the construction project called "Hangzhou Ring Road" which has been approved as a priority project by the Hangzhou Town Planning Committee in 1992. The Hangzhou Ring Road is built to direct the congested traffic outside the city of Hangzhou. The Hangzhou Ring Road has a total length of 38.2 km and comprises of three sections: Section 1 consists of 13.2 km route from Jichang Road to Xiangfuqiao; Section 2 consists of 13.7 km route from Xiangfuqiao to Liuxai, and Section 3 consists of 11.3 km route from Liuxai to Lingjiaqiao. Section 1 and 2 have been completed and opened for traffic. Construction of Section 3 has already been started and it is expected to be completed by the end of year 1997 and opened to traffic in January 1998. Hangzhou Huantong employs approximately 142 employees and is located in Hangzhou, Zhejiang Province, China. Sales for the fiscal year ended December 31, 1995 were approximately $4.47 million (Rmb 37.2 million) with net profit of approximately $1.8 million (Rmb 15 million) ( as such figures are provided in the audited financial statements of Westronix Limited and Subsidiaries prepared by Arthur Andersen in accordance with the generally accepted accounting practices and rules applicable to sino-foreign equity joint ventures in China and assuming conversion into United Stated Dollars at a rate of $1.00=Rmb8.32). The acquisition of Hangzhou Huantong will enable the Company to participate in the infrastructure projects in China, which participation presents an excellent opportunity for growth and higher return for the Company and its shareholders.

The acquisition of Westronix Limited was approved by the consent in writing of the majority of the Company's shareholders on September 7, 1996. Attached to this Proxy Statement is a report on Form 8-K/A filed with respect to the acquisition of Westronix Limited, which includes financial statements of Westronix Limited. The Board of Directors recommends that stockholders ratify the acquisition of Westronix Limited. This proposal requires the affirmative vote of 80% of the outstanding shares of Common Stock entitled to vote at the Meeting

                               PROPOSAL NO. 2
                 AMENDMENT OF CERTIFICATE OF INCORPORATION
        INCREASE IN AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK

The Company is soliciting the approval of stockholders for one or more amendments to the Fourth Article of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 150,000,000 to 1,100,000,000 shares. The number of authorized shares of the Company's Preferred Stock, $0.10 par value per share, shall remain unchanged.

The Company's Certificate of Incorporation currently authorizes the issuance
of a total of 150,000,000 shares of Common Stock.   There were ___________
shares of Common Stock outstanding at the close of business on January 27, 1997.

The Board of Directors has proposed the increase in authorized Common Stock to provide the Board of Directors with greater flexibility in the event the Board of Directors determines that it is in the best interest of the Company to issue additional shares. In connection with the acquisition of Westronix Limited, the Company has issued a $30,000,000 convertible note to Horler Holdings Limited, a wholly owned subsidiary of China Strategic Holdings Limited. The principal and any unpaid interest due on the Note are convertible into shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at a conversion price of $0.0302 per share. If the holder of the Note exercise its conversion rights and converts the full amount of the Note, the number of shares issued to Noteholder would exceed the total authorized amount of common stock of the Company.

Under the laws of the State of Delaware, authorized, but unissued and unreserved, shares may be issued for such consideration (not less than par value) and purposes as the Board of Directors may determine without further action by the stockholders. The issuance of such additional shares may, under certain circumstances, result in the dilution of the equity or earnings per share of the existing stockholders.

The additional shares of Common Stock authorized by this proposed amendment will, if and when issued, have the same rights and privileges as the shares of Common Stock currently authorized. Holders of shares of Common Stock have no preemptive rights.

The above amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.


                               PROPOSAL NO.  3
	AMENDMENT OF ARTICLES FOURTH, FIFTH, SIXTH, SEVENTH AND TENTH OF CERTIFICATE
OF INCORPORATION

The Company is soliciting the approval of stockholders for one or more amendments to the Company's Certificate of Incorporation (i) Article Fourth
(D)(7), to provide that a meeting of shareholders or a written consent by shareholders holding a majority of the voting shares shall be required to remove directors or adopt, repeal or amend bylaws; (ii) Article Fifth to provide that the number of directors shall not be less than three, and to remove the classification of the board of directors; (iii) Article Sixth to provide that the affirmative vote of the majority of voting shares rather than 80% of such vote, is sufficient for the amendment or adoption of bylaws; (iv) Article Seventh to remove the requirement of 80% shareholders' vote for certain transactions with shareholders that have a 5% or more holdings with the Company and to provide that the affirmative vote of the majority of voting shares is sufficient to approve those certain transactions listed in Article Seventh; and Article Tenth to remove the requirement of 80% shareholders' vote to amend Article Fourth, Paragraph D
(7) and (8), Article Fifth, Sixth, Seventh and Tenth, and to provide that the affirmative vote of the majority of voting shares is sufficient to approve amendments to those provisions of the Company's Certificate of Incorporation..

The above amendment to the Certificate of Incorporation requires the affirmative vote of 80% of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                               PROPOSAL NO. 4
                 AMENDMENT OF CERTIFICATE OF INCORPORATION
                        1-FOR-138 REVERSE STOCK SPLIT

The Board of Directors has proposed to amend the Company's Certificate of Incorporation to effect a 1-for-138 reverse stock split of its Common Stock under which each outstanding 138 shares of Common Stock, par value $0.01 per share, registered in the name of each shareholder as of the record date, will be exchanged for 1 share of Common Stock. The effective date of the reverse split shall immediately upon approval of the shareholders. The Board of Directors believes that the reverse split is necessary in order to cause the Common Stock to be tradable at such a price per share as is required by NASDAQ initial admission rules and that the reverse split will raise earnings per share to acceptable levels, in connection with the Company's future plans to apply to NASDAQ for inclusion of the Company's Common Stock. In addition, the Board of Directors believes that the proposed reverse split will make the management of shareholding more efficient and cost effective. Fractional shares will be rounded up to the nearest whole share.

The above amendment to the Certificate of Incorporation requires the affirmative vote of 80% of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.


                               PROPOSAL NO. 5
                   ADOPTION OF AMENDED AND RESTATED BYLAWS

Pursuant to the Company's Certificate of Incorporation, the adoption of amended or restated bylaws may only be approved at the annual or special meeting of stockholders of the Company. The Board of Directors proposes to adopt the amended and restated Bylaws in the form attached to this Proxy Statement as Exhibit A. The above proposal requires 80% of the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.


                               PROPOSAL NO. 6
                ADOPTION OF 1997 INCENTIVE STOCK OPTION PLAN

The Company's proposed 1997 Incentive Stock Option Plan (the "Plan") provides for the grant of incentive stock options ("ISO's") qualifying under the Internal Revenue Code, the grant of nonqualifying stock options ("NSO's"), and the grant of awards of stock appreciation rights, stock options, restricted stock or performance units ("Awards") to officers, employees and consultants of the Company and its affiliates. 750,000 shares of the Company's Common Stock will be reserved for issuance pursuant to the Plan. The Plan will be administered by the Stock Option Committee of the Board of Directors or such other committee of the Board, if the Board so designates (the "Committee"). The purpose of the Plan is to aid the Company in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, to offer such personnel additional incentives to put forth maximum efforts for the success of the business and to afford them opportunities to obtain or increase a proprietary interest in the Company on a favorable basis and, thereby, to have an opportunity to share in its success.

The Plan will expire ten years from its effective date as specified by the Board of Directors at the time the Plan is approved (except as to options outstanding at that time, if any). The Board may amend, alter or terminate the Plan in any respect at any time, except that no amendment, alteration or termination shall be made which would (i ) impair the rights of an optionee under a stock option, stock appreciation right, restricted stock or performance award unit therefore granted without such optionee"s consent, or
(ii) disqualify the Plan from the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934, and , further, no material amendment shall be made without the prior approval of the Company's stockholders to the extent such approval is required by law or agreement.

The Committee has substantial discretion pursuant to the Plan to determine the persons to whom ISO's, NSO's and Awards may be granted or authorized and also to determine the amounts, time, price (provided that the exercise price per share shall not be less than the fair market value of the Common Stock on the date of such grant ), exercise terms and restrictions imposed in connection with each individual grant. ISO's, NSO's and Awards may be granted to any employee (which may include officers, and directors who are also employees) or consultants of the Company or its subsidiaries. No participant in the Plan may be granted ISO's, NSO's or Awards aggregating in excess of__________ shares of Common Stock over the life of the Plan and no stock option shall be exercisable more than ten years after the date such option is granted. Options may expire earlier as determined by the Committee and the Committee may determine vesting provisions in its discretion.

Stock appreciation rights may be granted in conjunction with all or part of any stock options granted under the Plan at the discretion of the Committee.
 Shares of restricted stock and performance units may be awarded either alone or in addition to other Awards granted under the Plan at the discretion of the Committee.

If an optionee ceases to be an employee of the Company or a subsidiary other than by reason of death, disability or retirement, any stock option held by him shall terminate on the date of termination of his employment in the case of voluntary termination, and shall terminate one month after the termination of his employment in the case of involuntary termination of employment (but not later than its specified expiration date). In the case of death, any stock option held by an optionee may be exercised by his estate, personal representative or beneficiary at any time prior to the earlier of the specified expiration date of the stock option or one year from the date of the optionee's death. If an optionee's employment is terminated by reason of disability or retirement, the optionee may exercise any stock options held by him at any time prior to the earlier of the specified expiration date of the stock option or three years from the date of termination of employment.

Options are, in general, non-assignable. The options carry certain anti-dilution provisions concerning stock dividends, stock splits, consolidations, mergers, recapitalizations and reorganizations.

Generally, under applicable provisions of the Internal Revenue Code, the amount of profit realized by an optionee under exercise of stock option is taxed as ordinary income to the optionee in the year of exercise. The Company is entitled to a compensation deduction in the same amount in the same year.

An optionee who holds the stock received upon exercise of a stock option for at least two years from the date the option was granted and at least one year from the receipt of the stock upon exercise generally pays no tax until the stock is sold, at which time any profit or loss realized is long-term capital gain or loss, as the case may be, and the Company is not entitled to a corresponding tax deduction at any time. The spread at exercise of a stock option is effectively treated as a tax preference item in the exercise year for purposes of calculating the optionee's alternative minimum tax.

An optionee who sells the stock received upon the exercise of a stock option within two years after the option was granted or within one year of receipt of the shares upon exercise is taxed on the profit up to the date of the exercise (which is ordinary income) and the Company is entitled to a corresponding tax deduction; the income and tax deduction items are recognized by the optionee and the Company, respectively, in the year the stock is sold. Appreciation or depreciation after the date of exercise is taxable to the optionee as capital gain or loss, respectively, and is nondeductible by the Company.

The Company may be required to withhold tax on the amount of the income recognized by the optionee upon exercise of an option and upon transfer of stock received upon exercise of an option.

The above proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.



                                PROPOSAL NO.7
                                OTHER MATTERS

The Board of Directors is not aware of any other matters that will be presented for consideration at the Meeting other than those matters referred to in this Proxy Statement.


February 3, 1997                  BY ORDER OF THE BOARD OF DIRECTORS